                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 27, 2000
                        (Date of earliest event reported)


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


        Delaware                     333-92245                 33-0639768
(State of Incorporation)        (Commission File No.)       (I.R.S. Employer
                                                           Identification No.)



 27051 Towne Centre Drive, Suite 200
     Foothill Ranch, California                                   92610
(Address of Principal executive offices)                        (Zip Code)


       Registrant's Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events.

        Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-92245) filed with the Securities and Exchange Commission (the "Commission") on December 7, 1999, Amendment No. 1 thereto filed with the Commission on January 18, 2000 and Amendment No. 2 thereto filed with the Commission on February 10, 2000 (as amended, the "Registration Statement"), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated February 23, 2000 and the related Prospectus Supplement dated July 20, 2000, as filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Auto Loan Backed Notes Series 2000-C, consisting of Class A-1 Auto Loan Backed Notes, Class A-2 Auto Loan Backed Notes, Class A-3 Auto Loan Backed Notes and Class A-4 Auto Loan Backed Notes (the "Notes"or the "Offered Notes").

        The Offered Notes were sold to Salomon Smith Barney Inc. ("Salomon"), Chase Securities Inc. ("Chase Securities"), Credit Suisse First Boston Corporation ("CS First Boston") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" and, together with Salomon, Chase Securities and CS First Boston, the "Underwriters") pursuant to the terms of the Underwriting Agreement dated as of July 20, 2000 (the "Underwriting Agreement") between the Registrant and Salomon, as representative of itself, Chase Securities, CS First Boston and Merrill Lynch. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.4.

        The Notes were issued pursuant to an Indenture dated as of July 1, 2000 (the "Indenture") among Onyx Acceptance Owner Trust 2000-C (the "Trust") and The Chase Manhattan Bank, as Indenture Trustee. A copy of the Indenture is filed herewith as Exhibit 4.10.

        The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts (the "Contracts") secured by new and used automobiles, light-duty trucks and vans (the "Financed Vehicles"), funds deposited in a segregated trust account to acquire additional Contracts, certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

        Residual Interest Instruments that represent undivided ownership interests in the Trust were issued pursuant to the Trust Agreement dated as of July 1, 2000 (the "Trust Agreement") among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and The Chase Manhattan Bank, as Trust Agent. A copy of the Trust Agreement is filed herewith as Exhibit 4.11.

        The Contracts were sold or will be sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of July 1, 2000 (the "Sale and Servicing Agreement") among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent. A copy of the Sale and Servicing Agreement is filed herewith as
Exhibit 10.3. The Trust acquired certain Contracts (the "Initial Contracts") with a total principal balance of $227,077,814.86 (the "Initial Cut-Off Pool Balance") as of July 1, 2000 (the "Initial Cut-Off Date"). The Trust also acquired certain additional Contracts (the

"Subsequent Contracts") originated or purchased on or after the Initial Cut-Off Date but before July 26, 2000 (the "Subsequent Cut-Off Date") with a total principal balance of $82,844,363.17 (the "Subsequent Cut-Off Pool Balance"). Additionally, the Seller deposited $130,077,821.97 in a segregated trust account (the "Prefunding Account") to be used by the Trust to acquire additional Contracts (the "Prefunding Contracts") during the period on or after the Subsequent Cut-Off Date until the earliest to occur of (i) the date on which the balance remaining in the Prefunding Account is less than $2,500, (ii) the date on which a Servicer Default or Indenture Event of Default (each as defined in the Sale and Servicing Agreement) occurs or (iii) the close of business on October 26, 2000.

        Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.


                      COMPOSITION OF THE INITIAL CONTRACTS


        Aggregate principal balance.....................$227,077,814.86
        Number of Contracts......................................18,421
        Average principal balance outstanding................$12,327.12
        Average original amount financed.....................$12,411.57
        Original amount financed (range)........$1,206.84 to $62,076.98
        Weighted average APR.................................... 15.43%
        APR (range).....................................6.00% to 25.80%
        Weighted average original term.......................57.15 mos.
        Original term (range).............................12 to 72 mos.
        Weighted average remaining term...........................56.59
        Remaining term (range)............................10 to 72 mos.



                  DISTRIBUTION BY APRS OF THE INITIAL CONTRACTS


                               NUMBER OF             % OF                                  % OF INITIAL
                                INITIAL             INITIAL              PRINCIPAL            CUT-OFF
     APR RANGE                 CONTRACTS           CONTRACTS              BALANCE           POOL BALANCE
-----------------------     ---------------     ---------------       ---------------     ---------------
 0.000% TO 7.000% .....               3                0.02                 26,141.64               0.01
7.0001% TO 8.000% .....             325                1.76              5,908,717.15               2.60
 8.001% TO 9.000% .....             614                3.33              9,966,371.53               4.39
 9.001% TO 10.000% ....             793                4.30             12,041,187.41               5.30
10.001% TO 11.000% ....             701                3.81             10,063,455.93               4.43
11.001% TO 12.000% ....             765                4.15             10,640,178.74               4.69
12.001% TO 13.000% ....             929                5.04             12,236,771.29               5.39
13.001% TO 14.000% ....           1,084                5.88             14,074,472.70               6.20
14.001% TO 15.000% ....           1,713                9.30             21,865,473.91               9.63
15.001% TO 16.000% ....           2,071               11.24             26,566,685.97              11.70
16.001% TO 17.000% ....           2,415               13.11             29,952,185.33              13.19
17.001% TO 18.000% ....           2,395               13.00             27,543,287.75              12.13
18.001% TO 19.000% ....           1,414                7.68             15,481,136.55               6.82
19.001% TO 20.000% ....           1,095                5.94             11,207,234.86               4.94
20.001% TO 21.000% ....           1,202                6.53             12,278,730.70               5.41
Over 21.001% ..........             902                4.90              7,225,783.40               3.18
                            ---------------     ---------------       ---------------     ---------------
          TOTALS ......          18,421              100.00%*         $227,077,814.86             100.00%*

------------------

*   PERCENTAGES MAY NOT ADD TO 100% BECAUSE OF ROUNDING.

                GEOGRAPHIC CONCENTRATION OF THE INITIAL CONTRACTS

                                  NUMBER OF             % OF                                  % OF INITIAL
                                   INITIAL             INITIAL              PRINCIPAL           CUT-OFF
                                  CONTRACTS           CONTRACTS              BALANCE          POOL BALANCE
                               ---------------     ---------------       ---------------     ---------------
Alabama ..................              237                1.29          $  2,976,848.51              1.31
Arizona ..................              626                3.40             7,458,830.37              3.28
California ...............            4,182               22.70            54,300,273.97             23.91
Colorado .................              307                1.67             3,365,646.38              1.48
Connecticut ..............                3                0.02                23,756.74              0.01
Delaware .................              201                1.09             2,363,328.59              1.04
Florida ..................            1,439                7.81            17,546,903.07              7.73
Georgia ..................            1,091                5.92            14,453,292.29              6.36
Idaho ....................              150                0.81             1,659,980.92              0.73
Illinois .................            1,061                5.76            13,135,280.29              5.78
Indiana ..................              441                2.39             5,011,650.70              2.21
Iowa .....................               79                0.43             1,025,514.21              0.45
Kansas ...................                3                0.02                29,139.04              0.01
Kentucky .................              292                1.59             3,402,077.88              1.50
Maryland .................              460                2.50             5,955,543.65              2.62
Michigan .................            1,006                5.46            12,413,704.83              5.47
Minnesota ................              137                0.74             1,809,182.61              0.80
Mississippi ..............               22                0.12               347,331.34              0.15
Missouri .................              269                1.46             3,321,792.54              1.46
Montana ..................                5                0.03                64,939.57              0.03
Nevada ...................              442                2.40             5,079,069.08              2.24
New Hampshire ............                6                0.03                82,243.59              0.04
New Jersey ...............            1,188                6.45            14,292,462.35              6.29
New York .................                2                0.01                19,559.36              0.01
North Carolina ...........              591                3.21             7,646,525.70              3.37
Oklahoma .................              141                0.77             1,834,183.22              0.81
Oregon ...................              367                1.99             4,032,573.44              1.78
Pennsylvania .............            1,217                6.61            13,791,762.22              6.07
Rhode Island .............               18                0.10               237,310.36              0.10
South Carolina ...........              354                1.92             4,274,421.92              1.88
Tennessee ................              349                1.89             4,340,332.72              1.91
Texas ....................              502                2.73             6,476,264.33              2.85
Utah .....................               78                0.42             1,071,442.01              0.47
Virginia .................              609                3.31             7,318,027.05              3.22
Washington ...............              541                2.94             5,860,759.46              2.58
West Virginia ............                5                0.03                55,860.55              0.02
                               ---------------     ---------------       ---------------     ---------------
          Totals .........           18,421              100.00%*        $227,077,814.86            100.00%*

----------------

*   Percentages may not add to 100% because of rounding.

        Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:

                     COMPOSITION OF THE SUBSEQUENT CONTRACTS


        Aggregate principal balance......................$82,844,363.17
        Number of contracts.......................................6,728
        Average principal balance outstanding................$12,313.37
        Average original amount financed.....................$12,313.37
        Original amount financed (range)........$1,613.15 to $52,070.99
        Weighted average APR.....................................14.95%
        APR (range).....................................4.90% to 25.00%
        Weighted average original term.......................57.02 mos.
        Original term (range)............................ 12 to 72 mos.
        Weighted average remaining term......................56.90 mos.
        Remaining term (range)............................11 to 72 mos.




                DISTRIBUTION BY APRS OF THE SUBSEQUENT CONTRACTS


                                NUMBER OF              % OF                                % OF FINAL
                                SUBSEQUENT          SUBSEQUENT           PRINCIPAL          CUT-OFF
      APR RANGE                 CONTRACTS           CONTRACTS             BALANCE         POOL BALANCE
-------------------------     --------------     --------------       --------------     --------------
 0.000% to 7.000% .......                1                0.01        $    10,000.00              0.01
 7.001% TO 8.000% .......              150                2.23          2,708,448.78              3.27
 8.001% TO 9.000% .......              305                4.53          5,113,177.34              6.17
 9.001% TO 10.000% ......              369                5.48          5,679,435.89              6.86
10.001% TO 11.000% ......              314                4.67          4,446,834.68              5.37
11.001% TO 12.000% ......              317                4.71          4,244,133.92              5.12
12.001% TO 13.000% ......              379                5.63          4,951,782.74              5.98
13.001% TO 14.000% ......              422                6.27          5,413,339.44              6.53
14.001% TO 15.000% ......              630                9.36          7,780,593.78              9.39
15.001% TO 16.000% ......              701               10.42          8,687,118.66             10.49
16.001% TO 17.000% ......              780               11.59          9,537,168.55             11.51
17.001% TO 18.000% ......              776               11.53          8,804,722.36             10.63
18.001% TO 19.000% ......              517                7.68          5,518,806.88              6.66
19.001% TO 20.000% ......              375                5.57          3,718,830.40              4.49
20.001% TO 21.000% ......              371                5.51          3,640,168.05              4.39
OVER 21.000% ............              321                4.77          2,589,801.70              3.13
                              --------------     --------------       --------------     --------------
          TOTALS ........            6,728              100.00%*      $82,844,363.17            100.00%*

----------------

*   Percentages may not add to 100% because of rounding.

                     GEOGRAPHIC CONCENTRATION OF THE SUBSEQUENT CONTRACTS

                              NUMBER OF            % OF                                  % OF FINAL
                              SUBSEQUENT         SUBSEQUENT            PRINCIPAL           CUT-OFF
                              CONTRACTS          CONTRACTS              BALANCE         POOL BALANCE
                            --------------     --------------       --------------     --------------
Alabama ...............              129               1.92           1,591,802.69              1.92
Arizona ...............              251               3.73           2,877,204.66              3.47
California ............            1,392              20.69          18,576,679.01             22.42
Colorado ..............               97               1.44           1,104,144.56              1.33
Connecticut ...........                1               0.01              11,054.18              0.01
Delaware ..............               85               1.26           1,014,708.46              1.22
Florida ...............              547               8.13           6,372,007.42              7.69
Georgia ...............              399               5.93           5,180,947.02              6.25
Idaho .................               79               1.17             916,940.44              1.11
Illinois ..............              476               7.07           5,975,008.06              7.21
Indiana ...............              163               2.42           1,893,774.46              2.29
Iowa ..................               64               0.95             793,758.75              0.96
Kansas ................                9               0.13             123,391.71              0.15
Kentucky ..............               93               1.38           1,022,810.16              1.23
Maryland ..............              189               2.81           2,509,292.37              3.03
Michigan ..............              295               4.38           3,668,331.94              4.43
Minnesota .............               57               0.85             748,474.19              0.90
Mississippi ...........               12               0.18             176,170.08              0.21
Missouri ..............              151               2.24           1,927,801.00              2.33
Montana ...............                8               0.12             104,415.58              0.13
Nevada ................              172               2.56           1,835,080.92              2.22
New Hampshire .........                2               0.03              32,906.89              0.04
New Jersey ............              446               6.63           5,337,717.50              6.44
North Carolina ........              189               2.81           2,458,683.83              2.97
Oklahoma ..............               73               1.09             944,665.27              1.14
Oregon ................              150               2.23           1,603,529.74              1.94
Pennsylvania ..........              255               3.79           2,893,144.46              3.49
Rhode Island ..........               16               0.24             178,172.54              0.22
South Carolina ........              123               1.83           1,576,849.32              1.90
Tennessee .............              111               1.65           1,370,869.90              1.65
Texas .................              217               3.23           2,607,893.08              3.15
Utah ..................               37               0.55             444,146.80              0.54
Virginia ..............              261               3.88           3,054,389.17              3.69
Washington ............              178               2.65           1,906,663.66              2.30
West Virginia .........                1               0.01              10,933.35              0.01
                            --------------     --------------       --------------     --------------
          Totals ......            6,728             100.00%*       $82,844,363.17            100.00%*

----------------

*   Percentages may not add to 100% because of rounding.

Item 7. Financial Statements and Exhibits.

             (c) Exhibits

               Exhibit No.   Description
               -----------   -----------
               1.4           Underwriting Agreement dated as of July 20, 2000 by
                             and among the Registrant and Salomon, as
                             representative of the Underwriters

               4.10          Indenture dated as of July 1, 2000 between Onyx
                             Acceptance Owner Trust 2000-C and The Chase
                             Manhattan Bank, as Indenture Trustee

               4.11          Trust Agreement dated as of July 1, 2000 among the
                             Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and The Chase Manhattan Bank, as
                             Trust Agent

               10.3          Sale and Servicing Agreement dated as of July 1,
                             2000 among the Registrant, as Seller, Onyx
                             Acceptance Corporation, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ONYX ACCEPTANCE FINANCIAL
                                          CORPORATION



August 9, 2000                         By: /s/ Michael A. Krahelski
                                          ------------------------------------
                                          Michael A. Krahelski,
                                          Senior Vice President

                                 EXHIBIT INDEX

               Exhibit No.   Description
               -----------   -----------
               1.4           Underwriting Agreement dated as of July 20, 2000 by
                             and among the Registrant and Salomon, as
                             representative of the Underwriters

               4.10          Indenture dated as of July 1, 2000 between Onyx
                             Acceptance Owner Trust 2000-C and The Chase
                             Manhattan Bank, as Indenture Trustee

               4.11          Trust Agreement dated as of July 1, 2000 among the
                             Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and The Chase Manhattan Bank, as
                             Trust Agent

               10.3          Sale and Servicing Agreement dated as of July 1,
                             2000 among the Registrant, as Seller, Onyx
                             Acceptance Corporation, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent